Exhibit 99.1
Corporate Presentation NASDAQ: NXTC APRIL 2025

Forward-Looking Statement 2 To the extent that statements contained in this presentation are not descriptions of historical facts, they may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, forecasts, assumptions and other information available to NextCure as of the date hereof. Forward-looking statements include statements regarding NextCure’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “may,” “will,” “potential,” “expects,” “believes,” “intends,” “hope,” “towards,” “forward,” “later” and similar expressions. Examples of forward-looking statements in this presentation include, among others, statements about the development plans for our products, statements about the progress and evaluation and expected timing of results of NextCure’s ongoing or planned clinical trials, expectations regarding the potential benefits, activity, effectiveness and safety of our research stage, preclinical stage, and clinical stage therapeutic candidates, NextCure’s financial guidance, expected upcoming milestones, and NextCure’s plans, objectives and intentions with respect to the discovery and development of therapeutic products. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: the impacts of the COVID-19 pandemic on NextCure’s business, including NextCure’s clinical trials, third parties on which NextCure relies and NextCure’s operations; positive results in preclinical studies may not be predictive of the results of clinical trials; NextCure’s limited operating history and no products approved for commercial sale; NextCure’s history of significant losses; NextCure’s need to obtain additional financing; risks related to clinical development, marketing approval and commercialization; the unproven approach to the discovery and development of product candidates based on NextCure’s discovery platform; and dependence on key personnel. More detailed information on these and additional factors that could affect NextCure’s actual results are described in NextCure’s filings with the Securities and Exchange Commission (the “SEC”), including in Item 1A of NextCure’s most recent Form 10-K, subsequent Form 10-Q and elsewhere in the Company’s filings with the SEC. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward-looking statements, except as required by law, even if expectations change.

3 Value-Driven ADC Opportunity • LNCB74 POC in 1H 2026 • Breast, endometrial and ovarian cancers 2026 CLINICAL POC PHASE 1 CLINICAL ASSET • LNCB74 (B7-H4) a differentiated ADC • Validated target • Balance sheet, ~$68 M, end of Q4 • Runway 2H 2026 RUNWAY

Focused on a Clinically Validated Target with High Unmet Need 4 PROGRAMS TARGET PAYLOAD PRECLINICAL PHASE 1 LNCB74 B7-H4 MMAE Co-development with Breast, Ovarian, Endometrial 1H 2026 Safety, Efficacy & Biomarker Data

5 LNCB74 B7-H4 ADC DIFFERENTIATED ADC Unique antibody linker STRATEGIC PARTNERSHIP 50/50 co-development partnership with LigaChem Biosciences MULTIPLE INDICATIONS Breast, Ovarian, Endometrial PH1 CLINICAL ASSET • US clinical trial ongoing • CLIA validated IHC biomarker assay

Deep Expertise in B7-H4 6 • Extensive publications • Expertise in expression • Repertoire of models • Top-tier KOL collaborative network • Validated patient selection assay • Co-development & cost-sharing • Significant success advancing ADCs • Differentiated linker technology

Advancing LNCB74 Development Data Readout POC 1H 2026 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Backfill Cohorts ✓ ✓ 7 Dose Expansion • 4 dose cohorts • Regimen Q3W • N=65 subjects • 2 dose cohorts • 2 tumor types • N=80 subjects • Pre & on treatment biopsies Patient selection strategy Patient selection strategy Dose Escalation Dose Expansion BREAST OVARIAN ENDOMETRIAL Ph1 Dose Escalation Study Initiated January 2025 Readout: Scans every 6 weeks Endpoint: Safety & ORR

LNCB74 is a Differentiated Anti-B7-H4 MMAE ADC Fc Modification Protects immune cells Tumor Selectivity Glucuronidase cleavable linker provides improved safety & increased efficacy 8 MMAE DAR 4 Improves targeted release and safety Antibody Linker Payload STRUCTURAL DIFFERENTIATION

9

LNCB74 Uses Differentiating Glucuronidase Linker for Improved Safety & Increased Efficacy


Bloodstream
Tissues
Cancer Cell
Bystander Effect
Limitation
Transfer to albumin
Unstable
Toxicity
Val-cit Linkers
Released by platelets & neutrophils
•Inefficient release of toxin
•Lower concentration
Less potent
Solution
Stable
Reduced Toxicity
Glucuronidase Linker
•Efficient release of toxin
•Higher concentration
Potent

Linker	Protease or esterase cleavable
Payload	Tubulin or Topo-1 inhibitors
Conjugation	Site Specific or non-specific cysteine
DAR	~4, 6, 8

Linker	Glucuronidase cleavable
Payload	Tubulin inhibitor
Conjugation	Site Specific
DAR	4

Key Differentiating Features of Glucuronidase Linkers 10 Time (Hours) Relative Toxin Concentration per Cancer Cell 100% Val-cit Linker Glucuronidase Linker Control ADC Glucuronidase Linker Val-cit Linker  Site specific attachment to mAb □ Non-specific attachment to mAb  Highly stable linkage □ Unstable linkage ‒ Prone to transferring to albumin ‒ Increases toxicity  Specifically cleaved in cancer cells □ Susceptible to cleavage by platelets and neutrophils, increasing toxicity  Efficient release of payload □ Less efficient release of payload  Higher concentration of cytotoxic drug per cancer cell □ Lower concentration of cytotoxic drug per cancer cell • Improved therapeutic index • Increased efficacy • Lower toxicity • Less frequent dosing

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LNCB74 Shows Potent Anti-Tumor Activity in CDX and PDX Models

CDX

BREAST (ZR-75-1)


Vehicle
LNCB74 (1 mg/kg)
LNCB74 (3 mg/kg)
LNCB74 (6 mg/kg)
Mean Tumor Volume (mm³) +/- SEM
0
200
400
600
800
1000
1200
0
7
14
21
28
35
Days from Treatment Initiation

Dosing: Q7D x 3

OVARIAN (OVCAR-3-B7-H4-OE)


No Treatment
LNCB74 (6 mg/kg = 0.114 MMAE)
Mean Volume (mm³) +/- SEM
0
200
400
600
800
1000
100% CRs
0
7
14
21
28
35
42
49
Days from Treatment Initiation

Dosing: Single dose

PDX

TNBC (CTG-0012)


No Treatment
LNCB74 (1.5 mg/kg = 0.0275 MMAE)
LNCB74 (4.5 mg/kg = 0.08 MMAE)
Mean Volume (mm³) +/- SEM
0
250
500
750
1000
1250
1500
1750
0
7
14
21
28
35
42
Days from Treatment Initiation

Dosing:
1.5 mg/kg: Q7D x 3
4.5 mg/kg: single dose

LNCB74 is More Effective than Comparator B7-H4-MMAE 12 0 10 20 30 40 0 500 1000 1500 2000 No Treatment LNCB74 3 mg/kg Comp 3 mg/kg 0 10 20 30 40 0 500 1000 1500 2000 No Treatment Comp 4.5 mg/kg LNCB74 4.5 mg/kg 0 10 20 30 40 0 500 1000 1500 2000 No Treatment LNCB74 6 mg/kg Comp 6mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 3 mg/kg Comp 3 mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 4.5 mg/kg Comp 4.5 mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 6 mg/kg Comp 6mg/kg HCC1569 HER2+ BC OVCAR3 OC Comparator val-cit MMAE (B7-H4 ADC) WT hG1 Fc ↑ immune cell engagement MMAE payload (DAR4) Stochastic, reduced cystine conjugation [CTSB-cleavable, inter-chain linker] LNCB74 (B7-H4 ADC) LCB site-specific conjugation [GUSB-cleavable, light-chain linker] hG1-LALA Fc ↓↓↓ Limited immune cell engagement MMAE payload (DAR4)

B7-H4 Competition and Differentiation

NextCure | 13

	NextCure / LCB LigaChemBio	Mersana	HANSOH PHARMA, Partnership with GSK	AstraZeneca	DualityBio / BeiGene
Key Features	**LNCB74**	**XMT-1660**	**HS-20089**	**AZD8205**	**DB-1312 / BG-C9074**
ADC Design	• B7-H4 mAb • Glucuronidase cleavable linker • Monomethyl Auristatin E (MMAE) • DAR 4	• B7-H4 mAb • Protease cleavable linker • Auristatin F-HPA (Dolasynthen) • DAR 6	• B7-H4 mAb • Protease cleavable linker • TOPO1 inhibitor (Exatecan) • DAR 6	• B7-H4 mAb • Pegylated Val-Ala cleavable linker • TOPO1 inhibitor (Proprietary) • DAR 8	• B7-H4 mAb • GGFG cleavable linker • Non-Pgp substrate payload • DAR 6
DLT	Safe and tolerable up to 10 mg/kg*	TBD	7.2 mg/kg (N=2)	3.2 mg/kg (N=2)	TBD
Common AEs	No major toxicity observed in NHPs	TBD	Leukopenia, Neutropenia, Nausea, Anemia, Vomiting, Fatigue, Thrombocytopenia, Increased ALT and AST, Anorexia, and Hyponatremia	Nausea, Neutropenia, Thrombocytopenia, Anemia and WBC decrease	TBD
RESPONSES	• Ph1 study initiated Q1 2025	• ORR: 23% (6/26 patients-int. dosing) • ORR: 23% (3/13 patients-high B7-H4 expression in TNBC)	• TNBC: 6 PR (N=16) • Ovarian: 2 PR (N=3)	• Ovarian 3 PR (N=7) • Breast 3 PR (N=17) • Endometrial 3 PR (N=12)	TBD
Data Source	AACR 2024	Press release (Jan 10, 2025)	ESMO 2023	ESMO 2024	Initial data anticipated 2H 2025

*Cyno tox study

IMPROVED SAFETY & INCREASED EFFICACY Opportunity to Develop Differentiated B7-H4 ADC Therapeutic 14 B7-H4 ADC UNMET NEED IN BREAST & GYNECOLOGICAL CANCERS PATIENT SELECTION STRATEGY

Programs Available for Partnering 15 PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NC410 Combo LAIR-2 Extracellular Matrix NC525 LAIR-1 Leukemia NC605 S15 Osteoclasts NC181 APOE4 Microglia & Neurons Alzheimer’s Disease Osteogenesis Imperfecta Acute Myeloid Leukemia Colorectal (CRC) Ovarian

16 B7-H4 ADC Opportunity DELIVERABLE • LNCB74 (B7-H4) POC in 1H 2026 VALUE DRIVER • De-risked approach against a clinically validated target • Differentiated linker for improved safety and increased therapeutic index and efficacy • Breast, ovarian and endometrial cancers continue to have significant unmet need